                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements of
The Quizno's Corporation and Subsidiaries on Forms S-8 (No. 333-46058), of our
report dated November 20, 2000 appearing in this annual report on Form 10-KSB of The Quizno's Corporation and Subsidiaries for the year ended September 30,
2000.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

December 15, 2000
Denver, Colorado